Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $13,150.15
                      = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $10,664.09
+ Annual Premium*                    $3,500.00
- Premium Expense Charge**             $122.50
- Monthly Deduction***                 $617.32
- Mortality & Expense Charge****       $123.36
+ Hypothetical Rate of Return*****    ($150.77)
                                      --------
=                                      $13,150  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI

             1                   $51.36
             2                   $51.38
             3                   $51.39
             4                   $51.41
             5                   $51.42
             6                   $51.44
             7                   $51.45
             8                   $51.47
             9                   $51.48
            10                   $51.49
            11                   $51.51
            12                   $51.52

             Total              $617.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($12.94)
             2             ($12.87)
             3             ($12.80)
             4             ($12.74)
             5             ($12.67)
             6             ($12.60)
             7             ($12.53)
             8             ($12.46)
             9             ($12.39)
            10             ($12.32)
            11             ($12.26)
            12             ($12.19)

         Total            ($150.77)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $13,150.15
- Year 5 Surrender Charge             $2,865.50
                                      ---------
=                                       $10,285  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $15,846.06
                      = $275,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4    $12,460.31
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $612.08
- Mortality & Expense Charge****        $139.57
+ Hypothetical Rate of Return*****      $759.90
                                        -------
=                                       $15,846  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $51.01
             2               $51.01
             3               $51.01
             4               $51.01
             5               $51.01
             6               $51.01
             7               $51.01
             8               $51.01
             9               $51.01
            10               $51.01
            11               $51.01
            12               $51.01

             Total          $612.08

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $63.31
             2                $63.31
             3                $63.32
             4                $63.32

             5                $63.32
             6                $63.32
             7                $63.33
             8                $63.33
             9                $63.33
            10                $63.33
            11                $63.34
            12                $63.34

             Total           $759.90

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $15,846.06
- Year 5 Surrender Charge             $2,865.50
                                      ---------
=                                       $12,981  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $275,000 or 222% x $19,012.72
                       = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $14,487.19
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $606.06
- Mortality & Expense Charge****        $157.87
+ Hypothetical Rate of Return*****    $1,911.96
                                      ---------
=                                       $19,013  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $50.61
             2               $50.59
             3               $50.57
             4               $50.55
             5               $50.53
             6               $50.52
             7               $50.50
             8               $50.48
             9               $50.46
            10               $50.44
            11               $50.42
            12               $50.40

             Total          $606.06

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $154.84
             2               $155.63
             3               $156.43
             4               $157.24
             5               $158.06
             6               $158.88
             7               $159.71
             8               $160.54
             9               $161.38
            10               $162.23
            11               $163.09
            12               $163.95

         Total             $1,911.96

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $19,012.72
- Year 5 Surrender Charge            $2,865.50
                                     ---------
=                                      $16,147  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $98,263.54
                       = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $79,639.01
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**               $875.00
- Monthly Deduction***                 $3,462.80
- Mortality & Expense Charge****         $916.95
+ Hypothetical Rate of Return*****    ($1,120.72)
                                      ----------
=                                        $98,264 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI

             1               $288.18
             2               $288.25
             3               $288.32
             4               $288.39
             5               $288.46
             6               $288.53
             7               $288.60
             8               $288.67

             9               $288.74
            10               $288.81
            11               $288.88
            12               $288.95

         Total             $3,462.80

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($95.73)
             2              ($95.31)
             3              ($94.88)
             4              ($94.45)
             5              ($94.03)
             6              ($93.60)
             7              ($93.18)
             8              ($92.75)
             9              ($92.33)
            10              ($91.91)
            11              ($91.49)
            12              ($91.06)

         Total           ($1,120.72)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $98,263.54
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $77,424  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $118,211.59
                       = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $92,911.95
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**             $875.00
- Monthly Deduction***               $3,432.90
- Mortality & Expense Charge****     $1,036.70
+ Hypothetical Rate of Return*****   $5,644.23
=                                     $118,212  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $286.16
             2              $286.14
             3              $286.13
             4              $286.11
             5              $286.10
             6              $286.08
             7              $286.07
             8              $286.05
             9              $286.04
            10              $286.02
            11              $286.01
            12              $285.99
         Total            $3,432.90


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $468.21
             2               $468.59
             3               $468.98
             4               $469.37
             5               $469.76
             6               $470.15
             7               $470.54
             8               $470.93
             9               $471.33
            10               $471.72
            11               $472.12
            12               $472.52

           Total           $5,644.23

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $118,211.59
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $97,372  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $141,623.53
                       = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $107,878.32
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $3,398.56
- Mortality & Expense Charge****      $1,171.69
+ Hypothetical Rate of Return*****   $14,190.47
                                     ----------
=                                      $141,624  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

                 1          $283.87
                 2          $283.76
                 3          $283.64
                 4          $283.52
                 5          $283.40
                 6          $283.28
                 7          $283.16
                 8          $283.04
                 9          $282.91
                10          $282.79
                11          $282.66
                12          $282.53

             Total        $3,398.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1             $1,144.88
             2             $1,151.54
             3             $1,158.26
             4             $1,165.03
             5             $1,171.86
             6             $1,178.74
             7             $1,185.68
             8             $1,192.68
             9             $1,199.73
            10             $1,206.84
            11             $1,214.00

            12             $1,221.23

         Total            $14,190.47

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $141,623.53
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                     $120,784  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 3

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $275,000 or 222% x $11,985.20
                       = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4      $9,782.43
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $921.54
- Mortality & Expense Charge****         $113.94
+ Hypothetical Rate of Return*****      ($139.25)
                                        --------
=                                        $11,985 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI

             1                $69.15
             2                $69.18
             3                $69.20

             4                $69.23
             5                $69.26
             6                $69.28
             7                $69.31
             8                $69.33
             9                $69.36
            10                $69.39
            11                $69.41
            12                $69.44

         Total               $831.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($12.10)
             2              ($12.01)
             3              ($11.92)
             4              ($11.83)
             5              ($11.74)
             6              ($11.65)
             7              ($11.56)
             8              ($11.47)
             9              ($11.38)
            10              ($11.29)
            11              ($11.20)
            12              ($11.11)

         Total             ($139.25)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $11,985.20
- Year 5 Surrender Charge            $2,865.50
                                     ---------
=                                       $9,120  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $275,000 or 222% x $14,511.19
                       = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,474.26
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $914.93
- Mortality & Expense Charge****        $129.23
+ Hypothetical Rate of Return*****      $703.60
                                        -------
=                                       $14,511  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $68.70
             2               $68.71
             3               $68.72
             4               $68.73
             5               $68.73
             6               $68.74
             7               $68.75
             8               $68.76
             9               $68.76
            10               $68.77
            11               $68.78
            12               $68.79

         Total              $824.93

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $59.25
             2                $59.14
             3                $59.03
             4                $58.92
             5                $58.81
             6                $58.69
             7                $58.58
             8                $58.47
             9                $58.35
            10                $58.24
            11                $58.12
            12                $58.00

             Total           $703.60

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $14,511.19
- Year 5 Surrender Charge            $2,865.50
                                     ---------
=                                      $11,646  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $275,000 or 222% x $17,484.78
                       = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,386.64

+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $907.33
- Mortality & Expense Charge****        $146.52
+ Hypothetical Rate of Return*****    $1,774.48
                                      ---------
=                                       $17,485  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $68.20
             2               $68.18
             3               $68.17
             4               $68.15
             5               $68.14
             6               $68.12
             7               $68.10
             8               $68.09
             9               $68.07
            10               $68.06
            11               $68.04
            12               $68.02

             Total          $817.33

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $145.05
             2               $145.55
             3               $146.05
             4               $146.56
             5               $147.07

             6               $147.59
             7               $148.11
             8               $148.63
             9               $149.16
            10               $149.69
            11               $150.23
            12               $150.77

             Total         $1,774.48

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $17,484.78
- Year 5 Surrender Charge            $2,865.50
                                     ---------
=                                      $14,619  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 4

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $87,784.49
                      = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $71,644.64
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**             $875.00
- Monthly Deduction***               $6,136.40
- Mortality & Expense Charge****       $831.94
+ Hypothetical Rate of Return*****  ($1,016.81)
                                    ----------
=                                      $87,784  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $502.89
             2              $503.07
             3              $503.25
             4              $503.43
             5              $503.60
             6              $503.78
             7              $503.96
             8              $504.13
             9              $504.31
            10              $504.48
            11              $504.66
            12              $504.83

             Total        $6,046.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($88.13)
             2              ($87.51)
             3              ($86.89)
             4              ($86.27)
             5              ($85.65)
             6              ($85.04)
             7              ($84.42)
             8              ($83.81)
             9              ($83.19)
            10              ($82.58)
            11              ($81.97)
            12              ($81.35)

             Total       ($1,016.81)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $87,784.49
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                      $66,944  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $106,190.64
                      = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $83,961.58
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $6,088.30
- Mortality & Expense Charge****        $943.28
+ Hypothetical Rate of Return*****    $5,135.64
                                      ---------
=                                      $106,191  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI

             1               $499.63
             2               $499.67
             3               $499.71
             4               $499.75
             5               $499.79
             6               $499.84
             7               $499.88
             8               $499.92

             9               $499.96
            10               $500.00
            11               $500.05
            12               $500.09

             Total         $5,998.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $431.43
             2               $430.81
             3               $430.18
             4               $429.56
             5               $428.93
             6               $428.30
             7               $427.67
             8               $427.03
             9               $426.39
            10               $425.76
            11               $425.11
            12               $424.47

             Total         $5,135.64

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $106,190.64
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                      $85,351  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $127,848.72
                      = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $97,878.48
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $6,032.93
- Mortality & Expense Charge****      $1,069.04
+ Hypothetical Rate of Return*****   $12,947.20
                                     ----------
=                                      $127,849  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $495.94
             2              $495.82
             3              $495.69
             4              $495.57
             5              $495.44
             6              $495.31
             7              $495.19
             8              $495.06
             9              $494.93
            10              $494.79
            11              $494.66
            12              $494.53

             Total        $5,942.93

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1             $1,056.06
             2             $1,060.10
             3             $1,064.18
             4             $1,068.30
             5             $1,072.44
             6             $1,076.62
             7             $1,080.84
             8             $1,085.09
             9             $1,089.38
            10             $1,093.70
            11             $1,098.05
            12             $1,102.45

             Total        $12,947.20

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $127,848.72
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                     $107,009  (rounded to the nearest dollar)